UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2023

Near Intelligence, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39843	85-3187857
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 W Walnut St., Suite A-4 Pasadena, California 91124	91124
(Address of principal executive offices)	(Zip Code)

(628) 889-7680

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NIR	The Nasdaq Global Market
Warrants, each exercisable for one share of Common Stock for $11.50 per share	NIRWW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Issuance of Convertible Debentures and Warrants

On March 31, 2023 (the “Effective Date”), Near Intelligence, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with the investors listed on Schedule 1 thereto (the “Investors”), in connection with the issuance and sale by the Company of (i) convertible debentures in an aggregate principal amount of $5,969,325 (the “Convertible Debentures”) and (ii) warrants (the “Warrants”) to purchase an aggregate of 149,234 shares (the “Warrant Shares”) of the Company’s common stock, par value $0.0001 per share (“Common Stock”).

The Convertible Debentures bear interest at an annual rate of 0.01% and will mature on the date that is 90 days after the final maturity date of the term loans issued pursuant to that certain Financing Agreement, dated November 4, 2022 (as amended from time to time, the “Financing Agreement”), by and among the Company’s wholly owned subsidiary, Near Intelligence LLC, as borrower, the Company, certain of the Company’s subsidiaries party thereto as guarantors, the lenders party thereto and Blue Torch Finance LLC (“Blue Torch”), as administrative agent and collateral agent. The maturity date may be extended at the option of the Investor. The Convertible Debentures are subordinate to all obligations of the Company to Blue Torch under the Financing Agreement, including Blue Torch’s security interests in the Company’s property.

Beginning 180 days after the Effective Date, any portion of the outstanding and unpaid principal amount of the Convertible Debentures, together with any accrued but unpaid interest, may be converted into shares of Common Stock (the “Conversion Shares”) based on a conversion price of the lower of (i) $10.01, or (ii) 75% of the average of the daily VWAPs (as defined below) during the twenty (20) consecutive trading days immediately preceding the conversion date or other date of determination, but not lower than a floor price of $2.06. For purposes of the Convertible Debentures, “VWAP” means the daily dollar volume-weighted average price for such security on the Nasdaq Global Market as reported by Bloomberg through its “Historical Prices – Px Table with Average Daily Volume” functions.

The Convertible Debentures may not be converted into shares of Common Stock to the extent such conversion would result in the Investor and its affiliates having beneficial ownership of more than 4.99% of the Company’s then outstanding shares of Common Stock, provided that this limitation may be waived by the Investor upon not less than 65 days’ prior notice to the Company.

The Convertible Debentures also contain certain representations, warranties, covenants, and events of default including, among other things, if the Company becomes delinquent in its periodic report filings with the Securities and Exchange Commission (the “SEC”). If an event of default occurs and is continuing, the full unpaid principal amount of the Convertible Debentures, together with interest and other amounts owing in respect thereof, to the date of acceleration shall become, at an Investor’s election by notice to the Company, immediately due and payable in cash.

The Warrants have an exercise price of $0.01, subject to certain adjustments. The Warrants are exercisable into shares of Common Stock beginning on the Effective Date and expire at 5:00 p.m. Eastern Time on the four-year anniversary of the Effective Date. No portion of the Warrants may be exercised to the extent that, after giving effect to such exercise, the applicable Investor and its affiliates would beneficially own in excess of 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to such exercise, provided that this limitation may be waived by the Investor upon not less than 65 days’ prior notice to the Company.

Registration Rights Agreement

In connection with the entry into the Purchase Agreement and the issuance of the Convertible Debentures and Warrants, the Company and each of the Investors entered into a registration rights agreement (the “Registration Rights Agreement”) pursuant to which the Company is required to file a registration statement registering the resale by the Investors of the Conversion Shares and Warrant Shares under the Securities Act of 1933, as amended (the “Securities Act”). Pursuant to the Registration Rights Agreement, the Company is required to meet certain obligations with respect to, among other things, the timeliness of the filing and effectiveness of the Registration Statement (as defined in the Registration Rights Agreement). The Company is required to file such Registration Statement no later than thirty (30) days following the Effective Date.

The foregoing is a summary description of certain terms of the Convertible Debentures, the Warrants, the Purchase Agreement and the Registration Rights Agreement. For a full description of all terms, please refer to the copy of such agreements that are filed as Exhibits 4.1, 4.2, 10.1 and 10.2, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Purchase Agreement, and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Purchase Agreement is incorporated herein by reference only to provide investors with information regarding the terms of the Purchase Agreement, and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the SEC.

Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 of this Current Report on Form 8-K under the heading “Issuance of Convertible Debentures and Warrants” is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth above in Item 1.01 of this Current Report on Form 8-K under the heading “Issuance of Convertible Debentures and Warrants” is incorporated herein by reference.

The Convertible Debentures and Warrants issued to the Investors on the Effective Date were issued to the Investors in reliance upon Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), in a transaction not involving any public offering. The Company relied on this exemption from registration based in part on representations made by the Investors in the Securities Purchase Agreement. The Convertible Debentures, Conversion Shares, if any, Warrants and Warrant Shares have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. To the extent that any Conversion Shares are issued, they will be issued in transactions anticipated to be exempt from registration under the Securities Act by virtue of Section 3(a)(9) thereof because no commission or other remuneration is expected to be paid in connection with conversion of the Convertible Debentures and any respective resulting issuance of the Conversion Shares.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Form of Convertible Debenture dated March 31, 2023.
4.2	Form of Warrant dated March 31, 2023.
10.1*	Securities Purchase Agreement, dated as of March 31, 2023, by and among Near Intelligence, Inc. and the investors listed on Schedule I thereto.
10.2	Registration Rights Agreement, dated as of March 31, 2023, by and among Near Intelligence, Inc. and the persons listed on Schedule I thereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Company agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 6, 2023

NEAR INTELLIGENCE, INC.

	By:	/s/ Rahul Agarwal
Rahul Agarwal
Chief Financial Officer

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